[FIRST NILES FINANCIAL, INC. LETTERHEAD]

March 19, 2004

Dear Fellow Shareholder:

          On behalf of the Board of Directors and management of First Niles Financial, Inc., we cordially invite you to attend the annual meeting of the First Niles Financial, Inc. shareholders. The meeting will be held at 2:00 p.m. local time, on Wednesday, April 21, 2004 at our office located at 55 North Main Street, Niles, Ohio. The annual meeting will include management's report to you on the Company's 2003 financial and operating performance.

          An important aspect of the annual meeting process is the annual shareholder vote on corporate business items. I urge you to exercise your rights as a shareholder to vote and participate in this process.

          Whether or not you plan to attend the annual meeting, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage paid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

          Your Board of Directors and management are committed to the success of First Niles Financial, Inc., and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

/s/ William L. Stephens

WILLIAM L. STEPHENS Chairman of the Board, President and CEO

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FIRST NILES FINANCIAL, INC.
55 North Main Street
Niles, Ohio 44446
(330) 652-2539

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on April 21, 2004

          Notice is hereby given that the annual meeting of shareholders of First Niles Financial, Inc., will be held at the company's office located at 55 North Main Street, Niles, Ohio, on April 21, 2004, at 2:00 p.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following proposals:

Proposal I.	Election of two directors, each for a term of three years; and

Proposal II.	The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2004.

Shareholders also will transact such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

          The record date for the annual meeting is March 1, 2004. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof. Your Board of Directors recommends that you vote "FOR" the proposals.

          A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card, which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

          Thank you for your continued interest and support.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William L. Stephens

WILLIAM L. STEPHENS Chairman of the Board, President and CEO

Niles, Ohio
March 19, 2004

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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FIRST NILES FINANCIAL, INC.
55 North Main Street
Niles, Ohio 44446
(330) 652-2539

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held on April 21, 2004

INTRODUCTION

          The First Niles Financial, Inc. Board of Directors is using this proxy statement to solicit proxies from the holders of common stock of First Niles Financial, Inc., for use at the Company's annual meeting of shareholders. This proxy statement and the enclosed form of proxy are first being mailed to our shareholders on or about March 19, 2004. First Niles Financial, Inc., is referred to in this proxy statement as "First Niles" or the "Company."

          Certain of the information provided herein relates to Home Federal Savings and Loan Association of Niles, a wholly-owned subsidiary of First Niles. Home Federal Savings and Loan Association of Niles is referred to in this proxy statement as "Home Federal."

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

          Our annual meeting will be held as follows:

Date:	April 21, 2004
Time:	2:00 p.m., local time
Place:	Home Federal Savings and Loan Association of Niles 55 North Main Street Niles, Ohio 44446

Matters to be Considered at the Annual Meeting

          At the annual meeting, shareholders of First Niles are being asked to consider and vote upon the following proposals:

Proposal I.	Election of two directors, each for a term of three years; and

Proposal II.	The ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Company for the year ending December 31, 2004.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

          A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the

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record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

Your Voting Rights

          We have fixed the close of business on March 1, 2004 as the record date for the annual meeting. Only shareholders of record of First Niles common stock at the close of business on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Niles common stock you own. On March 1, 2004, there were 1,409,910 shares of First Niles common stock outstanding and entitled to vote at the annual meeting.

          If you are the beneficial owner of shares held in "street name" by a broker, bank or other nominee, your nominee, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, your nominee will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." Under The Nasdaq Stock Market rules, both the election of directors and the ratification of auditors are considered "discretionary" items and, therefore, your broker may vote your shares without instructions from you.

          We maintain an Employee Stock Ownership Plan ("ESOP"), which owns approximately 13.1% percent of First Niles common stock. Employees of First Niles and Home Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of First Niles common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the shareholder's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee will vote the shares "FOR" the election of management's director nominees and "FOR" the ratification of the appointment of Anness, Gerlach & Williams as independent auditors for First Niles for the year ending December 31, 2004. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee shall vote such shares "FOR" management's director nominee and "FOR" the ratification of the appointment of Anness, Gerlach & Williams. The ESOP trustee will vote the shares of First Niles common stock held in the ESOP but not allocated to any participant's account in the same proportion as directed by the ESOP participants who directed the trustee as to the manner of voting their allocated shares in the ESOP with respect to each such proposal.

Vote Required to Approve the Proposals

          First Niles' directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. This means that the director nominees with the most affirmative votes will be elected to fill the available seats. If you vote "Withheld" with respect to the election of a director nominee, your shares will not be voted with respect to the person indicated, although they will be counted for purposes of determining whether there is a quorum.

          Ratification of the appointment of Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2004, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of First Niles common stock. Shareholder abstentions on the proposal to ratify the appointment of Anness, Gerlach & Williams as our independent auditors will have the same effect as a vote against the proposal, while broker non-votes will have no effect on the outcome of the vote.

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          The First Niles Board of Directors unanimously recommends that you vote "FOR" the election of management's director nominees and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2004.

How to Vote

           You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of First Niles common stock on March 1, 2004, the record date for voting at the annual meeting. See "-How to Revoke Your Proxy and Change Your Vote" below.

          Shares of First Niles common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Niles with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of management's director nominees and "FOR" the proposal to ratify Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2004. Voting instructions are included on your proxy card. If your shares are registered in the name of a broker, bank or other nominee, you should follow the instructions set forth on the voting instruction form provided to you.

          The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting, other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

          You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

How to Revoke Your Proxy and Change Your Vote

           If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

(i)	signing and submitting a new proxy with a later date,

(ii)	notifying the Corporate Secretary of First Niles in writing before the annual meeting that you have revoked your proxy, or

(iii)	voting in person at the annual meeting.

If you have instructed a broker, bank or other nominee to vote your shares, you should follow the directions received from your nominee to change those instructions.

Proxy Solicitation Costs

           We will pay our own costs of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

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SHARE OWNERSHIP OF FIRST NILES FINANCIAL, INC. COMMON STOCK

          The following table presents information regarding the beneficial ownership of First Niles common stock as of March 1, 2004, by:

(i)	those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of First Niles;

(ii)	each director and director nominee of First Niles;

(iii)	each executive officer of First Niles named in the Summary Compensation Table appearing under "Executive Compensation" below; and

(iv)	all of the executive officers and directors of First Niles as a group.

          The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table. The address of each of the beneficial owners, except where otherwise indicated, is the same address as First Niles. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of First Niles.

          Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after March 1, 2004, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class
First Niles Financial, Inc. Employee Stock Ownership Plan	185,246(2)	13.1%
William S. Eddy, Director	1,000	*
Leonard T. Gantler, Director	49,175(3)	3.5%
P. James Kramer, Director	12,281(4)	*
Lawrence Safarek, Treasurer and Vice President	83,974	5.8%
William L. Stephens, Chairman of the Board, President and CEO	103,358	7.2%
Ralph A. Zuzolo, Sr., Director	68,641(5)	4.9%
Directors and executive officers of the Company as a group (6 persons)	318,429(6)	21.6%

(1)	Included in the shares beneficially owned by the named individuals are options to purchase shares of First Niles common stock that are currently exercisable or exercisable within 60 days as follows:

	Mr. Kramer - 8,772 shares	Mr. Safarek - 31,148 shares	Mr. Stephens - 22,088 shares

(2)	Represents shares held by the ESOP, 93,758 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account. First Bankers Trust Company, N.A., Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP that have not been allocated to the accounts of participants.
(3)	Includes 13,325 shares of common stock held solely by Mr. Gantler's spouse.
(4)	Includes shared beneficial ownership with respect to 3,509 shares of common stock held jointly by Mr. Kramer and his spouse.
(5)	Includes shared beneficial ownership with respect to 14,800 shares of common stock owned by a corporation of which Mr. Zuzolo is a shareholder. Mr. Zuzolo disclaims beneficial ownership of the 14,800 of shares of common stock owned by the corporation except to the extent of his pecuniary interest therein.

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(6)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes 62,008 shares of common stock issuable upon exercise of the directors' and executive officers' stock options.

PROPOSAL I - ELECTION OF DIRECTORS

          Our Board of Directors currently consists of five members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The director nominees have consented to being named in this proxy statement and have agreed to serve if elected. At this time, we are not aware of any reason why these nominees might be unable to serve if elected. If either director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one.

          The table below sets forth information regarding our Board of Directors, including their age, position with First Niles and term of office. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held	Director Since(2)	Term of Office Expires
		Nominees
P. James Kramer	48	Director	1994	2007
Ralph A. Zuzolo, Sr.	61	Director	1979	2007
		Directors Remaining in Office
William S. Eddy	48	Director	2002	2005
William L. Stephens	72	Chairman of the Board, President and Chief Executive Officer	1969	2006
Leonard T. Gantler	52	Director	2003	2006

(1)          At December 31, 2003.
(2)          Includes service as a director of Home Federal.

          The principal occupation of each director of First Niles and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years, unless otherwise indicated.

          P. James Kramer. Since 1984, Mr. Kramer has served as President of William Kramer & Son, a heating and air conditioning company, located in Niles, Ohio.

          Ralph A. Zuzolo, Sr. Mr. Zuzolo is an attorney and a principal in the law firm of Zuzolo, Zuzolo & Zuzolo, located in Niles, Ohio. Mr. Zuzolo has been with his law firm since 1968. Mr. Zuzolo is also the Chief Executive Officer of American Title Services, Inc., a real estate title agency located in Niles, Ohio.

          William S. Eddy. Dr. Eddy has a doctorate degree in Osteopathic Medicine and since 1988 has served as the president of the Clinic of Osteopathic Medicine, Inc., located in Niles, Ohio. Dr. Eddy was appointed to the First Niles and Home Federal Boards of Directors effective January 28, 2002.

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          William L. Stephens. Mr. Stephens serves as Chairman of the Board, President and Chief Executive Officer of Home Federal and First Niles. He has served in such capacities for Home Federal since 1969 and for First Niles since its inception in October 1998.

          Leonard T. Gantler. Mr. Gantler has been the principal and sole shareholder of Leonard T. Gantler Co., Inc., a public accounting firm in Warren, Ohio, since 1978.

BOARD MEETINGS, BOARD COMMITTEES AND
CORPORATE GOVERNANCE MATTERS

          The Board of Directors of First Niles generally meets twice per month. Meetings of the Board of Directors of Home Federal, the Company's wholly-owned operating subsidiary, are also generally held twice per month. The First Niles Board of Directors conducted 24 regular meetings and one special meeting during fiscal 2003. The Home Federal Board of Directors conducted 24 regular meetings and three special meetings during fiscal 2003. Each director attended at least 75% of the (i) First Niles Board meetings and any committees on which he served and (ii) Home Federal Board meetings and any committees on which he served. In addition, all of our Board members are expected to attend the Company's annual meeting of shareholders, although the Company does not have any written policy as to Board members' attendance at the annual meeting of shareholders. Last year's annual meeting of shareholders was attended by the entire Board of Directors.

          The Board of Directors has determined that Messrs. Leonard T. Gantler, P. James Kramer and William S. Eddy, constituting a majority of the Board members, are "independent directors" as that term is defined in the National Association of Securities' Dealers ("NASD") listing standards. Shareholders may communicate directly with the Board of Directors by sending written communications to the Company, addressed to the Chairman of the Board.

          The First Niles Board of Directors' principal standing committees are the Executive, Compensation, Audit and Nominating Committees. The Executive Committee did not meet during fiscal 2003. During 2003, every member of First Niles' Board of Directors served on the Compensation and Audit Committees. In addition, the Board of Directors was responsible for selecting director nominees. During January 2004, the Board of Directors appointed an Audit, Compensation and Nominating Committee consisting of solely independent directors. The Board of Directors also adopted a written charter for each of these committees, as well as a written code of business conduct and ethics that applies to all of our directors, officers and employees. You may obtain a copy of these documents free of charge by writing to our Corporate Secretary at First Niles Financial, Inc., 55 North Main Street, Niles Ohio 44446, or by calling (330) 652-2539.

          In addition, our code of business conduct and ethics has been filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003. Our Audit Committee and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively.

          Compensation Committee. The Compensation Committee is currently comprised of Directors Eddy, Gantler and Kramer. The Compensation Committee administers our stock option and incentive plan and our recognition and retention plan, and reviews overall compensation policies for First Niles. Since First Niles currently does not pay any salaries to its officers or employees, all compensation matters, except for stock-based compensation awards, are addressed by Home Federal's (our principal subsidiary) Board of Directors. During fiscal 2003, the Compensation Committee did not meet at the holding company level, however, Home

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Federal's compensation committee, which has an identical make-up, met one time. The Compensation Committee is responsible for:

(i)	determining compensation to be paid to its officers and employees, which are based on the recommendation of President Stephens, except that compensation paid to executive officers is determined based on the recommendation of a majority of the independent directors. (President Stephens is not present during voting or deliberations concerning his compensation);

(ii)	overseeing the administration of our employee benefit plans covering employees generally; and

(iii)	reviewing our compensation policies.

          Audit Committee. The Audit Committee is currently comprised of Directors Eddy, Gantler and Kramer. The Board of Directors has determined that Mr. Gantler is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B of the Securities Exchange Act of 1934, and that all of the Audit Committee members meet the independence and financial literary requirements in the NASD's listing standards. The Audit Committee met four times during fiscal year 2003. The Audit Committee, among other things:

(i)	oversees the entire audit function for First Niles, both internal and independent;

(ii)	hires, terminates and/or reappoints the independent auditors;

(iii)	ensures the existence of effective accounting and internal control systems;

(iv)	approves non-audit and audit services to be performed by the independent auditors;

(v)	reviews and approves all related party transactions for potential conflict of interest situations; and

(vi)	reviews and assesses the adequacy of the Audit Committee charter on an annual basis.

          Nominating Committee. The Nominating Committee is currently comprised of Directors Eddy, Gantler and Kramer. The Nominating Committee is responsible for recommending director candidates to serve on the Board of Directors. The Board of Directors also will consider director candidates proposed by shareholders who comply with the procedures set forth in the Company's bylaws. Final approval of director nominees is determined by the full Board, based on the recommendation of the Nominating Committee. The Nominating Committee has the following responsibilities:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

(ii)	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's certificate of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

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(iii)	review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's certificate of incorporation and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

(v)	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

          Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article I, Section 6 of the Company's bylaws. In general, to be timely, a shareholder's notice must be received by the Company not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting; however, if less than 70 days' notice of the date of the scheduled annual meeting is given by the Company, the shareholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made. The shareholder's notice must include the information set forth in Article I, Section 6(c) of the Company's bylaws, which includes the following:

(i)	as to each person whom a shareholder proposes to nominate for election as a director:

	•	all information relating to the proposed nominee that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934.

(ii)	as to the shareholder giving the notice:

	•	name and address of the shareholder as they appear on the Company's books;
	•	number of shares of the Company's common stock beneficially owned by the shareholder.

          The foregoing description is a summary of the Company's nominating process. Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's certificate of incorporation and bylaws, and Delaware law.

          As stated above, during fiscal 2003 the Board of Directors was responsible for selecting director nominees and met one time with respect to the selection of director nominees.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

          The Audit Committee of First Niles consists of the entire Board of Directors. The Audit Committee operates under a written charter that specifies its duties and responsibilities.

          Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statement in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          As required by its charter, the Audit Committee received and reviewed the report of Anness, Gerlach & Williams regarding the results of their audit, as well as the written disclosures and the letter from Anness, Gerlach & Williams required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees). The Audit Committee reviewed and discussed the audited financial statements with the management of First Niles. A representative of Anness, Gerlach & Williams also discussed with the Audit Committee the independence of Anness, Gerlach & Williams from First Niles, as well as the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

          In fulfilling its oversight responsibility of reviewing the services performed by First Niles' independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee met with the independent auditors to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under "Proposal 2 - Ratification of the Appointment of Auditors - Audit Fees" below.

          The Company's Chief Executive Officer and Principal Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 ("Sarbanes"). Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

          Based on the Audit Committee's review and discussions noted above, it recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the SEC.

          Submitted by the undersigned members of the Audit Committee:

          Leonard T. Gantler
          P. James Kramer
          William S. Eddy
          William L. Stephens
          Ralph A. Zuzolo, Sr.

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RELATIONSHIP WITH INDEPENDENT AUDITORS

General

          The Audit Committee has reappointed Anness, Gerlach & Williams as the independent public accounting firm to audit First Niles's consolidated financial statements for the year ending December 31, 2004, subject to the ratification of the appointment by our shareholders. See "Proposal 2 -- Ratification of the Appointment of Auditors" below. In making its determination to reappoint Anness, Gerlach & Williams as the Company's independent auditors for the 2004 fiscal year, the Audit Committee considered the non-audit services that the independent auditors provided during the 2003 fiscal year and determined that the provision of these services is compatible with and does not impair the auditors' independence. In compliance with Sarbanes, the Audit Committee pre-approves all audit and non-audit services performed by the independent auditors.

Independent Auditing Firm Fees

          Anness, Gerlach & Williams was the Company's principal auditor for fiscal 2002 and 2003. The aggregate fees billed to the Company by Anness, Gerlach & Williams and its affiliates for the fiscal years ended December 31, 2002 and 2003 were as follows:

	Year Ended December 31,
	2002	2003
Audit Fees (1)	$61,100	$54,000
Audit Related Fees	---	---
Tax Fees (2)	6,100	6,400
All Other Fees (3)	900	1,700

(1)	Primarily for performing the annual audit of First Niles' consolidated financial statements and reviewing First Niles' quarterly financial statements.
(2)	Primarily for tax compliance, tax advice, tax return preparation services and correspondence with the IRS. The fees reported for both years also include tax consulting related services in connection with director retirement.
(3)	Primarily for assistance in the calculation of Home Federal's liquidation account balance.

Pre-Approval of Audit and Non-Audit Services

          Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Prior to engaging our independent auditors to render an audit or permissible non-audit service, the Audit Committee specifically approves the engagement to render that service. Accordingly, we do not engage our independent auditors to render audit or permissible non-audit services pursuant to pre-approval policies or procedures or otherwise, unless the engagement to provide such services has been approved by the Audit Committee in advance. The engagement of Anness, Gerlach & Williams to render 100 percent of the services described in the categories above was approved by the Audit Committee in advance of the rendering of those services.

COMPENSATION OF DIRECTORS

          The members of the Boards of Directors of First Niles and Home Federal are identical. Directors of First Niles are not compensated for service on the Company's Board of Directors. Directors of Home Federal, however, are compensated for service on the Home Federal Board of Directors. During fiscal 2003, each director (employee and non-employee) of Home Federal was paid a fee of $500 for each meeting of the Board of Directors attended, with up to five excused absences paid per year.

          Ralph A. Zuzolo, Sr., a director of First Niles and Home Federal, is a partner in the law firm of Zuzolo, Zuzolo & Zuzolo, which firm acts as counsel to Home Federal from time to time. The legal fees

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received by the law firm from professional services rendered to Home Federal during the year ended December 31, 2003, did not exceed five percent of the firm's or the Company's gross revenues.

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table sets forth summary information concerning compensation awarded to, earned by or paid to First Niles' chief executive officer and any other executive officer, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal year ended December 31, 2003. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or ten percent of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

		Annual Compensation		Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Awards ($)	Options (#)	All Other Compensation ($)
William L. Stephens President and CEO	2003	$155,940	$5,935	$---	---	$28,367(2)
	2002	155,440	---	---	---	23,068
	2001	155,440	---	---	---	24,502

(1)	Includes director fees of $13,500 in 2003 and $13,000 in 2002 and 2001 for service on the Home Federal Board of Directors.

(2)	Represents Home Federal's annual contributions to the ESOP on behalf of Mr. Stephens. The ESOP contribution made on behalf of Mr. Stephens had a market value of $79,990 as of December 31, 2003.

Aggregate Option Exercises in Last Fiscal Year and FY-End Option Values

          The following table sets forth the number and value of unexercised stock options held by the named executive officers. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on December 31, 2003. The fair market value of a share of First Niles common stock was $17.75 on December 31, 2003, based on the closing sales price of First Niles common stock as reported on the Nasdaq Stock Market on that date. No stock options were exercised by the named executive officer during the fiscal year ended December 31, 2003. The Company does not have any outstanding stock appreciation rights.

			Number of Unexercised Options at FY-End (#)		Value of Unexercised In-the-Money Options at FY-End ($)
Name	Shares Acquired on Exercise	Value Realized ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
William L. Stephens	---	---	35,088	---	$183,159	$---

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Employment Agreement

           On October 26, 1998, Home Federal entered into employment agreements with President Stephens. Mr. Stephens' employment agreement provides for an annual base salary in an amount not less than his then current salary and grants participation in an equitable manner in discretionary bonuses as well as employee benefits applicable to executive personnel. The initial term of his agreement is for three years. The agreement provides for a one year extension in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement. All extensions are subject to a formal performance evaluation performed by disinterested members of the Board of Directors of Home Federal. Unless renewed, Mr. Stephens' employment agreement will terminate in October 2004.

          The agreement provides for termination upon the employee's death or disability, for cause or in certain events specified by Office of Thrift Supervision regulations. If Mr. Stephens' employment is "involuntarily terminated," other than for the reasons set forth in the preceding sentence, he is entitled to (i) his then applicable salary for the then-remaining term of his agreement and (ii) health insurance benefits as maintained by us for the benefit of our senior executive employees. The term "involuntarily terminated" refers to the termination of employment of the employee without his express written consent, other than retirement. In addition, a material diminution of or interference with the employee's duties, responsibilities and benefits in his current officer position shall be deemed and shall constitute an involuntary termination of employment to the same extent as express notice of such involuntary termination. Any of the following actions would constitute such diminution or interference unless consented to in writing by the employee:

(a)	a change in the principal workplace of the employee to a location outside of a 30 mile radius from our headquarters office as of the date of the agreement;

(b)	a material demotion of the employee, a material reduction in the number or seniority of other personnel reporting to the employee, or a material reduction in the frequency with which, or in the nature of the matters with respect to which, such personnel are to report to the employee, other than as part of a company-wide reduction in staff;

(c)	a material adverse change in the salary, perquisites, benefits, contingent benefits or vacation time which had previously been provided to the employee, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of First Niles or Home Federal; and

(d)	a material permanent increase in the required hours of work or the workload of the employee.

The employment agreement is also terminable by the employee upon 90 days' notice to Home Federal. The agreement does not contain a change in control provision.

PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

          The Audit Committee of the Board of Directors has reappointed Anness, Gerlach & Williams as the Company's independent public auditors for the year ending December 31, 2004. In making its determination to reappoint Anness, Gerlach & Williams, the Audit Committee of the Board of Directors considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) by Anness, Gerlach & Williams, the principal independent auditors, is compatible with maintaining the principal auditors' independence. We are asking our shareholders to ratify the selection of Anness, Gerlach & Williams as our independent auditors for the fiscal year ending December 31, 2004. A representative of Anness, Gerlach & Williams is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she desires. If the appointment of Anness, Gerlach & Williams is not ratified by the stockholders, the Audit Committee may appoint other independent auditors or may decide to maintain its

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appointment of Anness, Gerlach & Williams. Even if the selection of Anness, Gerlach & Williams is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year, if it determines that such a change would be in the best interest of First Niles and its stockholders.

          The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of Anness, Gerlach & Williams as First Niles' independent auditors for the year ending December 31, 2004.

CERTAIN TRANSACTIONS

          Home Federal has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

          All loans made by Home Federal to its directors and executive officers are subject to the Office of Thrift Supervision regulations restricting loan and other transactions with affiliated persons of Home Federal. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2003.

SHAREHOLDER PROPOSALS

          In order to be eligible for inclusion in First Niles' proxy materials for next year's annual meeting of shareholders, any shareholder proposal must be received at First Niles' executive office at 55 North Main Street, Niles, Ohio 44446 on or before November 20, 2004. Shareholder proposals to be considered for presentation at next year's annual meeting, although not included in the proxy statement, must be received at our executive office on or before February 20, 2005; provided, however, that in the event that the date of next year's annual meeting is held before April 1, 2005 or after June 20, 2005, the shareholder proposal must be received on or before the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made.

          All shareholder proposals for inclusion in First Niles' proxy materials shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and, as with any shareholder proposal (regardless of whether it is included in First Niles' proxy materials), the Company's certificate of incorporation and bylaws and Delaware law.

OTHER MATTERS

          The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

APPENDIX A

APPENDIX A

Charter of the Audit Committee of the Board
of Directors of First Niles Financial, Inc.

I. Statement of Policy

          The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of First Niles Financial, Inc. (the "Corporation") to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation's compliance with legal and regulatory requirements; the annual independent audit of the Corporation's financial statements; the independent auditors' qualifications and independence; the performance of the Corporation's internal audit function and independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Corporation, and has the authority to retain at the Corporation's expense special legal, accounting or other advisors,consultants or experts as it deems appropriate.

          In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation's management is responsible for preparing the Corporation's financial statements. The independent auditors are responsible for auditing the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements prior to the filing of the Corporation's annual and quarterly reports on Forms 10-K and 10-Q with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

II. Committee Composition and Meetings

          The Committee composition shall be in accordance with the NASDAQ Stock Market (the "NASDAQ") listing standards. The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the NASDAQ and SEC for audit committee members, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an "audit committee financial expert," as the SEC defines that term and as the Board interprets such qualification in its business judgment consistent with such

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definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

          The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall meet separately, periodically, with management, the chief internal auditor and/or other members of the Corporation's Internal Audit Department, and the independent auditors, to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

III. Committee Duties, Responsibilities and Processes

          The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

          As part of its oversight responsibility, the Committee shall:

          Review Procedures

1.	Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

2.	Prior to the filing of quarterly and annual reports on Forms 10-Q and 10-K, review and discuss with management and the independent auditors: (i) the Corporation's quarterly and annual consolidated financial statements; (ii) matters that affect the Corporation's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (iii) the results of the independent auditors' reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61

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and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation's Annual Report on Form 10-K, recommend to the Board whether the audited financial statements should be included in the Form 10-K.

3.	Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

4.	Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up to these reports.

5.	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation's Code of Business Conduct and Ethics.

Independent Auditors and Other External Services

6.	The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

7.	Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation,

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including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

8.	Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

9.	Review the audit plan of the independent auditors -- discuss scope, staffing, timing, estimated and actual fees, reliance upon management and internal audit and general audit approach.

10.	Set clear hiring policies for employees or former employees of the independent auditors.

Internal Audit Department

11.	Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

12.	Review the appointment, performance and replacement, if appropriate, of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

13.	Review significant issues presented by the Internal Audit Department together with management's response and follow-up to these reports.

Other Committee Responsibilities

14.	Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

15.	Maintain minutes of meetings and report regularly to the Board on the Committee's activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the

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Corporation's compliance with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function.

16.	Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

17.	Review with the Corporation's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

18.	Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Forms 10-K and 10-Q with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

19.	Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

20.	Perform any other activities consistent with this Charter, the Corporation's bylaws or governing law as the Committee or the Board deems necessary or appropriate.

IV. Funding

          The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

APPENDIX B

Charter of the Nominating Committee
of the Board of Directors of
First Niles Financial, Inc.

I.       Statement of Policy

          The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of First Niles Financial, Inc. (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.      Committee Composition and Meetings

          The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.    Committee Duties, Responsibilities and Process

          The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

          The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

          The Committee shall have the following responsibilities:

1.	Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

2.	Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Articles or Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.
3.	Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles or Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.
4.	Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.
5.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.     Investigations and Studies; Outside Advisers

          The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

B-2
Proxy Card

First Niles Financial, Inc.

Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees each for a term of three years.
For Withhold
01 - P. James Kramer
02 - Ralph A. Zuzulo, Sr.

B	Issues
The Board of Directors recommends a vote FOR the following proposal.
For Against Abstain
2.	Ratification of the appointment of Anness, Gerlach & Williams as independent auditors for the Corporation for the fiscal year ending December 31, 2004.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. Should a director nominee be unable to serve as a director, an event that First Niles Financial, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Direcctors.

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)
/ /

(SEE ADDITIONAL INFORMATION ON THE REVERSE SIDE OF THIS CARD.)

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Proxy - FIRST NILES FINANCIAL, INC.

FIRST NILES FINANCIAL, INC.
ANNUAL MEETING OF SHAREHOLDERS
April 21, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the members of the Board of Directors of First Niles Financial, Inc., and its survivor, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Niles Financial, Inc. common stock held of record by the undersigned at the close of business on March 1, 2004, at the annual meeting of shareholders to be held on Wednesday, April 21, 2004, and at all adjournments or postponements thereof. The Board of Directors recommends a vot "FOR" each of the listed proposals.

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Firs Niles Financial Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of First Niles Financial Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from First Niles Financial Inc. prior to the execution of the Proxy, of a Notice of Annual Meeting scheduled to be held on April 21, 2004, a Proxy Statement dated on or about March 19, 2004 and First Niles Financial' Inc.'s Annual Report to Shareholders for the fiscal year ended December 31, 2003.

PLEASE PROMPTLY COMPLETE, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE, AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

End.